================================================================================


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       Date of Report: January 25, 2002


================================================================================


Exact Name of Registrant               Commission      I.R.S. Employer
as Specified in Its Charter            File Number    Identification No.
- ---------------------------            -----------    ------------------

Hawaiian Electric Industries, Inc.       1-8503           99-0208097
Hawaiian Electric Company, Inc.          1-4955           99-0040500


================================================================================

                                State of Hawaii
               ------------------------------------------------
                (State or other jurisdiction of incorporation)


                  900 Richards Street, Honolulu, Hawaii 96813
    ----------------------------------------------------------------------
             (Address of principal executive offices and zip code)


 Registrant's telephone number, including area code:

               (808) 543-5662 - Hawaiian Electric Industries, Inc. (HEI)
               (808) 543-7771 - Hawaiian Electric Company, Inc. (HECO)

                                     None
       -----------------------------------------------------------------
        (Former name or former address, if changed since last report.)

================================================================================

Item 5. Other Events

     On January 24, 2001, Hawaiian Electric Industries, Inc. (HEI) held a teleconference call and webcast to discuss December 31, 2001 yearend earnings. Several forward-looking statements were made on that call that were not included in HEI's earnings press release filed on Form 8-K on January 24, 2002 or other filings made with the Securities and Exchange Commission, including forward-looking statements about pension credits, interest rate spread and the operating loss for the "other" segment. The Company is providing information about these items in written form, as well as correcting information disclosed about the operating loss for the "other" segment.

Pension credits
- ---------------
     The market performance of the assets in HEI's master pension trust and a change in the discount rate in 2001 is currently projected to negatively impact Hawaiian Electric Company, Inc.'s net income by $2 million in 2002 compared to 2001.

Interest rate spread
- --------------------
     In December 2001, the interest rate spread at American Savings Bank, F.S.B.
(ASB) was 3.37% and ASB endeavors to maintain that spread into 2002.

Operating loss for the "other" segment
- --------------------------------------
     The operating loss for the "other" segment is estimated to be between $10-12 million and not $15.5 million as was disclosed on the call. The $10-12 million contemplates the current level of administrative and general expenses, does not include interest expense or income taxes and is subject to variability (e.g. for performance-based incentive compensation). Operating loss for the "other" segment for the year ended December 31, 2001 includes $8.7 million of investment losses related to investment securities acquired by the holding company in connection with the disposition of certain trust securities by ASB. The remaining book value of these investment securities amounted to $15.5 million as of December 31, 2001.

     Other forward-looking statements were made on the call, including, but not limited to, forward-looking statements about the outlook for the Hawaii and national economy. These statements and the statements detailed above are subject to risks and uncertainties. Forward-looking statements are statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as expects, anticipates, intends, plans, believes, predicts, estimates or similar expressions. Forward-looking statements in this filing should be read in conjunction with "Forward-looking statements" set forth on page v of HEI's Form 10-Q for the quarter ended September 30, 2001 (incorporated by reference herein) and in HEI's future periodic reports that discuss important factors that could cause HEI's results to differ materially from those anticipated in such statements. Forward-looking statements speak only as of the date of this filing.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.


HAWAIIAN ELECTRIC INDUSTRIES, INC.          HAWAIIAN ELECTRIC COMPANY, INC.
                      (Registrant)                             (Registrant)



/s/ Robert F. Mougeot                       /s/ Richard A. von Gnechten
- ----------------------------------          ------------------------------------
Robert F. Mougeot                           Richard A. von Gnechten
Financial Vice President, Treasurer         Financial Vice President
   and Chief Financial Officer
(Principal Financial Officer of HEI)       (Principal Financial Officer of HECO)


Date: January 25, 2002                      Date: January 25, 2002

                                       2